                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        November 10, 1995
                                                --------------------------------

First Chicago Corporation
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                                  1-6052                 36-2669970
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(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


One First National Plaza, Chicago, IL                               60670
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   312-732-4000
                                                     ------------

ITEM 5.  OTHER EVENTS
------

The Registrant hereby incorporates by reference the information contained in Attachment A hereto in response to this Item 5.



Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             First Chicago Corporation
                             --------------------------
                             (REGISTRANT)


Date:  November 10, 1995     By:     Maurice E. Moore
      --------------------       ------------------------------------
                             Title: Senior Vice President and
                              Treasurer

                                  Attachment A
                                  ------------


     CHICAGO and DETROIT, November 10, 1995 -- First Chicago Corporation and NBD Bancorp Inc., today announced the composition of the Board of Directors of First Chicago NBD Corporation following the effective date of the merger of the two companies scheduled for November 30, 1995. Also announced were the Boards of The First National Bank of Chicago and NBD Bank (Michigan).

     The Board of Directors of First Chicago NBD Corporation will consist of 20 persons, ten of whom have been selected by the First Chicago Board and ten of whom have been selected by the NBD Board. A list of the new board members is attached.

     The Board of Directors of The First National Bank of Chicago will consist of 23 persons, and the Board of Directors of NBD Bank (Michigan) will consist of 13 persons. Lists of these board members are also attached.

     The following Directors of First Chicago Corporation and The First National Bank of Chicago will retire from those boards upon the closing: Richard M. Morrow, Retired Chairman of Amoco Corporation; Jerry K. Pearlman, Retired Chairman of Zenith Electronics Corporation; Jack F. Reichert, Retired Chairman of the Board of Brunswick Corporation, and Roger W. Stone, Chairman, President and Chief Executive Officer of Stone Container Corporation.

     At the request of management, Mr. Pearlman will become a Director of American National Bank and Trust Company of Chicago, a wholly owned subsidiary and the leading bank to mid-sized businesses in the Chicago area.

     In addition, Ormand J. Wade, Retired Vice Chairman of Ameritech, will retire from the Boards of NBD Bancorp Inc., and NBD Bank (Michigan) upon the closing.

     First Chicago NBD is expected to have assets of about $120 billion, and market capitalization of about $12 billion. The merger will create the Midwest's leading provider of financial services to consumers, middle market companies and large corporate customers.

                         FIRST CHICAGO NBD CORPORATION
                          PROPOSED BOARD OF DIRECTORS


Terence E. Adderley
President and Chief Executive Officer
Kelly Services, Inc.

James K. Baker
Chairman
Arvin Industries, Inc.

John H. Bryan
Chairman and Chief Executive Officer
Sara Lee Corporation

Siegfried Buschmann
Chairman and Chief Executive Officer
The Budd Company

James S. Crown
General Partner
Henry Crown and Company

Maureen A. Fay, O.P.
President
University of Detroit Mercy

Charles T. Fisher III
Retired Chairman and President
NBD Bancorp, Inc.

Donald V. Fites
Chairman and Chief Executive Officer
Caterpillar, Inc.

Verne G. Istock
President and Chief Executive Officer
First Chicago NBD Corporation

Thomas H. Jeffs II
Vice Chairman
First Chicago NBD Corporation

Richard A. Manoogian
Chairman and Chief Executive Officer
Masco Corporation

Scott P. Marks, Jr.
Vice Chairman
First Chicago NBD Corporation

William T. McCormick, Jr.
Chairman and Chief Executive Officer
CMS Energy Corp.

Earl L. Neal Esq.
Principal
Earl L. Neal & Associates

James J. O'Connor
Chairman and Chief Executive Officer
Unicom Corporation

Thomas E. Reilly, Jr.
Chairman
Reilly Industries, Inc.

Patrick G. Ryan
Chairman, President and Chief Executive Officer
Aon Corporation

Adele Simmons
President
The John D. And Catherine T. MacArthur Foundation

Richard L. Thomas
Chairman of the Board
First Chicago NBD Corporation

David J. Vitale
Vice Chairman
First Chicago NBD Corporation

                       THE FIRST NATIONAL BANK OF CHICAGO
                          PROPOSED BOARD OF DIRECTORS

The First National Bank of Chicago Board will include all of the directors of the First Chicago NBD Corporation Board except for Mr. Siegfried Buschmann, who is ineligible to serve because he is not a U.S. citizen, and the following four additional people:

Dean L. Buntrock
Chairman and Chief Executive Officer
WMX Technologies, Inc.

Donald  P. Jacobs
Dean
J. L. Kellogg Graduate School of Management
Northwestern University

William G. Lowrie
Executive Vice President
Exploration and Production Sector
Amoco Corporation

Andrew J. McKenna
Chairman, President and Chief Executive Officer
Schwarz Paper Company

                              NBD BANK (MICHIGAN)
                          PROPOSED BOARD OF DIRECTORS



D. H. Barden
Chairman and President
Barden Companies, Inc.

Bernard B. Butcher
Retired Senior Consultant
The Dow Chemical Company

John W. Day
Retired Executive Vice President
Allied-Signal, Inc.

Charles T. Fisher III
Retired Chairman and President
NBD Bank (Michigan)

Alfred R. Glancy III
Chairman, President and Chief Executive Officer
MCN Corporation

Dennis J. Gormley
Chairman, President and Chief Executive Officer
Federal-Mogul Corporation

Joseph L. Hudson, Jr.
Chairman
Hudson-Webber Foundation

Verne G. Istock
Chairman and Chief Executive Officer
NBD Bank (Michigan)

Thomas H. Jeffs II
President and Chief Operating Officer
NBD Bank (Michigan)

John E. Lobbia
Chairman and Chief Executive Officer
The Detroit Edison Company

Irving Rose
Partner
Edward Rose & Sons

Robert C. Stempel
Retired Chairman and Chief Executive Officer
General Motors Corporation

Peter W. Stroh
Chairman and Chief Executive Officer
The Stroh Companies, Inc.